                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 7, 2005
                                                  ------------------------------

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              333-126218-02          13-3416059
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                                10080
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On December 7, 2005, a pooling and servicing agreement, dated as of
December 1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), KeyCorp Real Estate Capital Markets, Inc, as master servicer,
J.E. Robert Company, Inc., as special servicer, LaSalle Bank National
Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2005-CKI1 (the
"Merrill Lynch Mortgage Trust 2005-CKI1"), Commercial Mortgage Pass-Through
Certificates, Series 2005-CKI1 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-1D, Class A-2, Class A-2FL, Class
A-3, Class A-4FL, A-5, Class A-SB, Class A-6, Class AM, Class AJ, Class B, Class
C and Class D (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-126218). The Publicly-Offered Certificates were sold to
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, KeyBanc Capital Markets, a Division of
McDonald Investments Inc., IXIS Securities North America Inc., Morgan Stanley &
Co. Incorporated and Goldman, Sachs & Co. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of December 1, 2005 (the
"Underwriting Agreement"), between the Registrant and Merrill Lynch (for itself and as representative of the other Underwriters). Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of December 1,
2005 (the "MLML Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Countrywide
Mortgage Loans") were acquired by the Registrant from Countrywide Commercial
Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "Countrywide Mortgage Loan
Purchase Agreement"). Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "IXIS Mortgage Loans") were acquired by the
Registrant from KeyBank National Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "KeyBank
Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the
Publicly-Offered Certificates (the "IXIS Mortgage Loans"; the MLML Mortgage
Loans, the Countrywide Mortgage Loans, the KeyBank Mortgage Loans and the IXIS
Bank Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from IXIS Real Estate Capital Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "IXIS
Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement,
the Countrywide Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan
Purchase Agreement and the IXIS Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, KeyBank or IXIS, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

                                       2

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on December 7, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-126218-02, for the Merrill Lynch Mortgage Trust 2005-CKI1,
and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Merrill Lynch Mortgage Trust 2005-CKI1.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 8, 2005

                               MERRILL LYNCH MORTGAGE INVESTORS, INC.

                               By:      /s/ David M. Rodgers
                                    ---------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

                                       4